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                              POWER OF ATTORNEY

The person whose signature appears below hereby appoints Stephen M. Morain as his attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements (including post-effective amendments, exhibits, applications and other documents) with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of variable annuity contracts and variable life insurance policies issued by Farm Bureau Life Insurance Company.

Signature                              Title                  Date

/s/ Eric K. Aamundstad                 Director               03-29-04
/s/ Steve L. Baccus                    Director               03-01-05
/s/ Doug Beckman                       Director               04-08-05
/s/ William C. Bruins                  Director               03-04-05
/s/ Al Christopherson                  Director               02-28-05
/s/ Alan L. Foutz                      Director               03-07-05
/s/ Philip A. Hemesath                 Director               03-01-05
/s/ Karen J. Henry                     Director               03-08-05
/s/ Craig D. Hill                      Director               02-26-05
/s/ Leland J. Hogan                    Director               03-12-05
/s/ Daniel L. Johnson                  Director               02-28-05
/s/ G. Steven Kouplen                  Director               03-01-05
/s/ Craig A. Lang                      Director               02-28-05
/s/ David L. McClure                   Director               03-04-05
/s/ Charles E. Norris                  Director               03-15-05
/s/ Keith R. Olsen                     Director               03-08-05
/s/ Frank S. Priestly                  Director               03-07-05
/s/ Kevin G. Rogers                    Director               03-01-05
/s/ Scott VanderWal                    Director               02-26-05
/s/ Michael White                      Director               02-27-05